SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 6, 2005

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street, Worcester, MA 01605
(Address of principal executive offices, including zip code)

(508) 756-1212
(Registrant’s telephone number, including area code)

A.C.T. HOLDINGS, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 5.03             AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 6, 2005, Advanced Cell Technology, Inc., a Nevada corporation (the “Company”) filed with the Secretary of State of the State of Nevada a Certificate of Amendment to its Articles of Incorporation that amended the Articles of Incorporation of the Company to increase the number of authorized shares of (i) common stock, par value $.001 per share, from 50,000,000 to 100,000,000, and (ii) preferred stock, par value $.001 per share, from 5,000,000 to 50,000,000.  The Amendment was approved by the stockholders of the Company at its Special Meeting of Stockholders, held on July 6, 2005. The Certificate of Amendment became effective on July   , 2005 and is attached hereto and incorporated herein by reference as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits accompanies this Report:

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Articles of Incorporation

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: July 6, 2005

EXHIBITS

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Articles of Incorporation